SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 24, 2011

CHINA PHARMAHUB CORP.

(Exact name or registrant as specified in its charter)

Not Applicable

(Former name of registrant, as provided on last report)

Nevada	333-159028	20-2208821
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

20955 Pathfinder Road, Suite 100
Diamond Bar, California 91765

 (Address of Principal Executive Offices, Including Zip Code)

(909) 843-6388

 (Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Address, Provided on Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

China PharmaHub Corp. (the “Company”) is attaching as Exhibit 99.1 to this Current Report on Form 8-K a Press Release entitled, China PharmaHub Reviews 2010 and Recent Accomplishments, dated March 24, 2011, as well as Exhibit 99.2 to this Current Report on Form 8-K a 2010 Annual Review Letter to Shareholders which is being sent to shareholders of the Registrant and other interested parties.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated March 24, 2011.
99.2	2010 Annual Review Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PHARMAHUB CORP. (Registrant)

Dated: March 29, 2011	By:	/s/ Richard Lui
Richard Lui
Title: President and CEO

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